                                                                   Exhibit 10.4
================================================================================

            FIRST AMENDMENT TO WAREHOUSE LOAN AND SECURITY AGREEMENT

                                      among

                                 NHELP-I, INC.,
                                 as the Borrower

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                 as the Trustee

                                       and

                     CONCORD MINUTEMEN CAPITAL COMPANY, LLC,
                                  as the Lender

                          Dated as of December 15, 1998

================================================================================

                                       ARTICLE

                           AMENDMENTS TO ORIGINAL AGREEMENT

Section 1.01. Definitions......................................................     1
Section 1.02. Amendment to Section 2.02 of Original Agreement..................     2
Section 1.03. Amendment to Section 5.09(a) of the Original Agreement ..........     3
Section 1.04. Amendment to Exhibit B to Original Agreement.....................     3
Section 1.05. Amendment to Exhibit C to Original Agreement.....................     3

                                      ARTICLE II

                                  GENERAL PROVISIONS

Section 2.01. Date of Execution................................................     3
Section 2.02. Laws Governing...................................................     3
Section 2.03. Severability.....................................................     4
Section 2.04. Exhibits.........................................................     4

                                     ARTICLE III

                         APPLICABILITY OF ORIGINAL AGREEMENT

EXHIBIT A     DRAW NOTICE
EXHIBIT B     FORM OF VALUATION AGENT AGREEMENT

         THIS FIRST AMENDMENT TO WAREHOUSE LOAN AND SECURITY AGREEMENT (the "Amendment") is made as of December 15, 1998, among: NHELP-I, INC., a corporation duly organized under the laws of the state of Nevada (the "Borrower"); CONCORD MINUTEMEN CAPITAL COMPANY, LLC, a Delaware limited liability company ("Concord"); and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as eligible lender and trustee (the "Trustee").

                             PRELIMINARY STATEMENTS

         1. The Borrower, Concord and the Trustee have previously entered into that certain Warehouse Loan and Security Agreement dated as of September 30, 1998 (the "Original Agreement").

         2. Pursuant to Section 9.01 of the Original Agreement, the Borrower and the Trustee may amend the Original Agreement with the prior written consent of the Agent, the Required Lenders and the Liquidity Providers, if any. As of this date, Concord and the Agent are the Required Lenders, no Liquidity Providers other than the Agent exist and the Agent has given its written consent to the execution of this Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                        AMENDMENTS TO ORIGINAL AGREEMENT

         ADDITIONS ARE INDICATED BY UNDERLINING AND DELETIONS ARE INDICATED BY BRACKETS THROUGHOUT THIS AMENDMENT.

         All words and phrases defined in Article I of the Original Agreement shall have the same meaning in this Amendment, except as otherwise appears in this Article.

         SECTION 1.01. DEFINITIONS. The definitions set forth below are amended to provide as follows:

                  "Advance Percentage Calculation Report" means the report prepared by the Valuation Agent and delivered to the Required Lenders, the Agent, the Trustee and the Borrower (a) not later than [four] five Business Days prior to each Advance, other than a Rollover Advance, setting forth the Maximum Advance Percentage for the Eligible Loans to be financed with such Advance, and (b) on each Valuation Date, setting forth the weighted average of the Maximum Advance Percentage and the Eligible Loans financed since the last Advance Percentage Calculation Report, the forms of which are attached as Exhibit A to the Valuation Agreement. The Maximum Advance Percentage determined pursuant to any Advance Percentage Calculation Report with respect to any Financed Loans shall remain in effect with respect to such Financed Loans until the Borrowing

         Date immediately following the delivery of the next Valuation Report delivered pursuant to Section 5.09.

                  "Custodian" means, individually or collectively, UNIPAC Service Corporation, Great Lakes Higher Education Servicing Corporation, InTuition. Inc., United Student Aid Funds, Inc. and each additional Servicer or bailee with which the Borrower has entered into a Custodian Agreement.

                  "Custodian Agreement" means, individually or collectively, (a) the Custodian Agreement dated September 30, 1998 among the Borrower, the Trustee and UNIPAC Service Corporation, (b) the Custodian Agreement dated September 30, 1998 among the Borrower, the Trustee and Great Lakes Higher Education Servicing Corporation, (c) the Custodian Agreement dated December 22, 1998 among the Borrower, the Trustee and InTuition, Inc., (d) the Custodian Agreement dated December 22, 1998. among the Borrower, the Trustee and United Student Aid Funds, Inc. and
         (e) each additional or successor custodian agreement entered into among the Borrower, the Trustee and a Custodian and approved by the Required Lenders and the Agent.

                  "Interest Period" means a (a) period of one month, commencing on the [first] second Business Day of each month and ending on (but excluding) the [first] second Business Day of the immediately succeeding calendar month or (b) such other period as may be agreed on from time to time by the Borrower and the Required Lenders. At no time may there be more than one Interest Period outstanding, unless otherwise approved by the Required Lenders.

                  "Settlement Date" means the [first] second Business Day of each month.

         SECTION 1.02. AMENDMENT TO SECTION 2.02 OF ORIGINAL AGREEMENT. Section 2.02(a) and Section 2.02(b) of the Original Agreement are hereby amended as follows:

                           (a) Any Advances made by the Lenders during the Revolving Period, will be made on the [first] second Business Day of a calendar month (unless otherwise agreed by the Borrower and the Required Lenders) at the request of the Borrower, subject to and in accordance with the terms and conditions of Section 2.01 and this Section 2.02. After the Revolving Period, the Lenders shall make Advances on the [first] second Business Day of any calendar month (unless otherwise agreed by the Borrower and the Required Lenders) at the request of the Borrower, subject to and in accordance with the terms and conditions of Section 2.01 and this Section 2.02, solely to the extent necessary to refund any maturing Advances.

                           (b) Subject to satisfaction of the conditions precedent set forth in this Agreement and, if the Advance to be made is a Liquidity Advance, to satisfaction of the conditions precedent in the Liquidity Agreement, the Borrower may request an Advance hereunder by giving written notice to the Lenders in the form of Exhibit C hereto not later than 12:00 noon, Chicago time, at least [three] four Business Days' prior to the proposed date of such Borrowing. Each such notice shall specify (i) the aggregate amount of such Borrowing, which shall be in an amount equal to or greater than $1,000,000, (ii) the date of such Borrowing (which may only be the [first] second Business Day of a calendar month unless otherwise agreed by the Borrower and the Required Lenders),
                  (iii) if the Advance to be made is a Liquidity Advance, the requested applicable Liquidity Interest Rate for such Borrowing and (iv) the Requested Advance Percentage. On the date of such Borrowing, each Lender shall, upon satisfaction of the applicable conditions set forth in this Agreement, make available to the Borrower in same day funds, their respective Pro Rata Share of the amount of such Borrowing by payment to the account which the Borrower has designated in writing. Unless otherwise agreed by the Required Lenders, the duration of all Interest Periods shall be one (1) calendar month.

         SECTION 1.03. AMENDMENT TO SECTION 5.09(a) OF THE ORIGINAL AGREEMENT.
Section 5.09(a) of the Original Agreement is hereby amended as follows:

                           (a) The Borrower will cause the Valuation Agent to deliver to the Agent (at the address provided in the Liquidity Agreement) and to the Required Lenders and the
                  Trustee:

                                    (i)      not later than each Valuation Date,
                           a Valuation Report setting forth the Aggregate Market Value, the Liabilities and the Asset Coverage Ratio; and

                                    (ii)     not later than [four] five Business
                           Days prior to each Advance, other than a Rollover Advance, an Advance Percentage Calculation Report.

         SECTION 1.04. AMENDMENT TO EXHIBIT B TO ORIGINAL AGREEMENT. Exhibit B to the Original Agreement is hereby amended as described in Exhibit A hereto.

         SECTION 1.05. AMENDMENT TO EXHIBIT C TO ORIGINAL AGREEMENT. Exhibit C to the Original Agreement is hereby amended as described in Exhibit B hereto.

                                   ARTICLE II

                               GENERAL PROVISIONS


         SECTION 2.01. DATE OF EXECUTION. Although this Amendment for convenience and for the purpose of reference is dated as of December 15, 1998, the actual dates of execution by the Borrower, by Concord and by the Trustee are as indicated by their respective acknowledgments hereto annexed.

         SECTION 2.02. LAWS GOVERNING. It is the intent of the parties hereto that this Amendment shall in all respects be governed by the laws of the State of Illinois.

         SECTION 2.03. SEVERABILITY. If any covenant, agreement, waiver, or part thereof in this Amendment contained be forbidden by any pertinent law or under any pertinent law be effective to render this Amendment invalid or unenforceable or to impair the lien hereof, then each such covenant, agreement, waiver, or part thereof shall itself be and is hereby declared to be wholly ineffective, and this Amendment shall be construed as if the same were not included herein.

         SECTION 2.04. EXHIBITS. The terms of the Exhibits attached to this Amendment are incorporated herein in all particulars.

                                   ARTICLE III

                       APPLICABILITY OF ORIGINAL AGREEMENT

         The provisions of the Original Agreement are hereby ratified, approved and confirmed, except as otherwise expressly modified by this Amendment. The representations, warranties and covenants contained in the Original Agreement (except as expressly modified herein) are hereby reaffirmed with the same force and effect as if fully set forth herein and made again as of the date hereof.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                THE BORROWER:

                                NHELP-I, INC.

                                By /s/ Terry J. Heimes
                                   ---------------------------------------------
                                   Terry J. Heimes, Vice President and Treasurer

                                Date 12/22/98

                                c/o National Higher Education Loan Program
                                121 South 13 Street, Suite 301
                                Lincoln, NE 68508
                                Attn: Terry J. Heimes
                                (402)458-2303
                                Fax:(402)458-2399

                                THE LENDER:

                                CONCORD MINUTEMEN CAPITAL COMPANY, LLC

                                By /s/ Thomas J. Irvin
                                   ---------------------------------------------
                                    Thomas J. Irvin, Manager

                                Date--------------------------------------------

                                c/o The Liberty Hampshire Company, LLC
                                227 West Monroe
                                Suite 4000
                                Chicago, Illinois 60606
                                Attn: Lisa Gajewski
                                (312)977-4583
                                Fax: (312)977-1699

                                THE TRUSTEE:

                                NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                By /s/ Alan J. Spadine
                                   ---------------------------------------------
                                   Alan J. Spadine, Vice President

                                Date

                                Norwest Bank Minnesota, National Association
                                6th & Marquette Avenue
                                Minneapolis, MN 55479-0069
                                Attn: Corporate Trust Services
                                (612)667-5745
                                Fax: (612) 667-2149

ACKNOWLEDGED:

THE AGENT:

MELLON BANK, N.A.

By /s/ Robert F. Wagner
   ------------------------
   Vice President

Date

Mellon Bank, N.A.
One Mellon Bank Center
Room 410
Pittsburgh, PA 15258
Fax:(412)236-6592

                                    EXHIBIT A

                                   DRAW NOTICE

                    NHELP-I, INC. 1998 WAREHOUSING FINANCING
           WITH CONCORD MINUTEMEN CAPITAL COMPANY, LLC, AS THE LENDER
                                   DRAW NOTICE
                                    EXHIBIT C

Date: [4 Business Days prior to date Advance is to be made]

In accordance with Section 2.02 of the Warehouse Loan and Security Agreement dated as of September 30, 1998 (the "Agreement"), by and among NHELP-I, Inc. (the "Borrower"), Norwest Bank Minnesota, National Association (the "Trustee") and Concord Minutemen Capital Company, LLC, the Borrower hereby requests an Advance in the amount and as of the date provided below. This request is accompanied by an Advance Percentage Calculation Report as required pursuant to
Section 3.02 of the Agreement.

Date of Borrowing                                                                        ________________

ADDITIONAL BORROWINGS/ROLLOVER AMOUNTS:
Total Required Additional Borrowings/Rollover Amounts as required
pursuant to Exhibit D of the Agreement                                                   ________________

NEW BORROWINGS FOR THE FUNDING OF STUDENT LOANS:
Aggregate Amount of Student Loans to be Financed
         Principal                                                   ________________

Maximum Advance Percentage, as provided in the
Advance Percentage Calculation Report
for the most recently ended quarter                                  ________________%

Requested Advance Percentage, not to exceed the
the Maximum Advance Percentage provided above                        ________________%

Amount of borrowing required for principal funding
  (Student Loan Principal multiplied by Requested Advance %)         ________________
Amount of borrowing required for interest funding                    ________________
Total Amount of New Borrowing

                                                                                         ================

TOTAL BORROWINGS TO BE ADVANCED                                                          ================
(Sum of Additional Borrowings/Rollover Amounts and
Amount of New Borrowing, provided above)

If a Liquidity Advance, the requested Applicable
Liquidity Interest Rate                                              (Not Applicable)%

TEST OF FACILITY AMOUNT:
Total available Facility Amount                                                               500,000,000

Less the sum of:
Total outstanding Advances                                           ________________
Total projected Yield due on all outstanding Advances                ________________
  Total outstanding Advances & Yield                                                     ________________

Remaining facility amount                                                                ================

Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Agreement.

Please consider this proper authorization to transfer the Total Borrowings to be Advanced in the Amount noted above to the Collection Account held by the Trustee on [DATE OF BORROWING]. Pursuant to Article III of the Agreement, I hereby certify that NHELP-I, Inc. has met the Conditions precedent to all borrowings as required and as described in such section. I further certify that to the best of my knowledge and belief, the amounts provided above are accurate and complete.

                                             NHELP-I, Inc.

                                             ___________________________________
                                             Terry J. Heimes, Vice President

                                    EXHIBIT B

================================================================================

                        FORM OF VALUATION AGENT AGREEMENT

                                      among

                               [VALUATION AGENT],
                             as the Valuation Agent

                                 NHELP-I, INC.,
                                 as the Borrower

                                       and

                    CONCORD MINUTEMEN CAPITAL COMPANY, LLC,
                                  as the Lender

                          Dated as of___________,_____

================================================================================

         THIS VALUATION AGENT AGREEMENT (the "Agreement") is made as of ________ _,_______by and among [VALUATION AGENT], a corporation duly organized under the laws of the State of Delaware (the "Valuation Agent"); NHELP-1, INC., a corporation duly organized under the laws of the State of Nevada (the "Borrower"); and CONCORD MINUTEMEN CAPITAL COMPANY, LLC, a special purpose finance company administered by the Liberty Hampshire Company, LLC ("Concord").

                             PRELIMINARY STATEMENTS

         WHEREAS the Borrower, Concord and Norwest Bank Minnesota, National Association (the "Trustee") have entered into a Warehouse Loan and Security Agreement dated as of September 30, 1998 (the "Loan Agreement"), pursuant to which Concord has agreed to make loans to the Borrower from time to time subject to the conditions set forth therein for the purpose of financing the purchase of certain types of education loans (the "Student Loans", and when financed under the Loan Agreement, the "Financed Loans");

         WHEREAS Concord has entered into a Liquidity Agreement dated as of September 30, 1998 (the "Liquidity Agreement") pursuant to which Concord may assign to the Liquidity Providers (as defined in the Loan Agreement) its right, title and interest to the whole or part of the loans made by Concord;

         WHEREAS the Loan Agreement and the Liquidity Agreement provide that, in order to secure the prompt and complete payment of all amounts due and payable thereunder, the Borrower will grant to the Trustee, for the benefit of Concord and the Liquidity Providers, a security interest in the Financed Loans, all revenues and recoveries of principal from the Financed Loans and any other collections, funds and accrued earnings held thereon held in the various funds and accounts, created under the Loan Agreement (collectively, the "Pledged Collateral");

         WHEREAS the maximum amount of funds the Lender and the Agent will make available to the Borrower from time to time for the purpose of financing Student Loans is in part based upon the characteristics of the Financed Loans and certain other assumptions as described herein; and

         WHEREAS the Valuation Agent has agreed to perform certain calculations relating to the Pledged Collateral, in accordance with the assumptions and procedures described herein and at the times and under the circumstances specified in the Loan Agreement

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.01. CERTAIN DEFINED TERMS. As used in this Agreement and its exhibits, the terms set forth above and in this Section 1.01 shall have the meanings ascribed thereto (such meanings to be equally applicable to both the singular and plural forms of the terms defined) unless a contrary definition is given to such term in the Loan Agreement, in which case the definition in the Loan Agreement shall be controlling.

          "Advance Percentage Calculation Assumptions" means the following cash flow and related assumptions to be used by the Valuation Agent in connection with its preparation of each Advance Percentage Calculation Report:

                  (a)      The 91-day Treasury bill rate shall equal Current
         T-Bill;

                  (b)      LIBOR shall be a rate per annum equal to the sum of:
         (i) Current T-Bill, (ii) the Current TED Spread, and (iii) 0.20%;

                  (c) the Cost of Funds shall be a rate per annum equal to the sum of (i) LIBOR, and (ii) 0.225%;

                  (d) the Discount Rate to be applied to the Net Revenues shall be a rate per annum equal to the sum of (i) the Cost of Funds, and (ii) 0.80%;

                  (e) interest earnings on short-term balances shall be a rate per annum equal to: (i) LIBOR, less (ii) 0.10%;

                  (f)      the cumulative default rate shall be 15%;

                  (g) default occurrences shall be spread out evenly over each year of repayment in accordance with the following schedule: 70% in the first year of repayment; 20% in the second year of repayment; 10% in the third year of repayment; and 0% thereafter;

                  (h) the principal balance of Student Loans that receive an interest rate reduction pursuant to any Borrower Incentive Program will equal the product of: (i) the aggregate principal balance (not including any capitalized interest) of Student Loans eligible to participate in any such program, and (ii) 20%;

                  (i) servicing fees for Student Loans will be based upon the fees stated in the applicable Servicing Agreements covering the Financed Loans that are then in effect. The presently effective servicing fees for UNIPAC Service Corporation ("UNIPAC") and Great Lakes Higher Education Servicing Corporation ("Great Lakes") are attached hereto as Exhibit D;

                  (j) fees payable to the U.S. Department of Education on Consolidation Loans made after October 1, 1993 will be charged at a rate of 1.05% (or such other rate as may be provided for under applicable law) per annum on the outstanding principal balance of such loans, payable monthly; and

                  (k) the Portfolio Administration Fee shall be 0.45% per annum, payable monthly in arrears based upon the unpaid principal balance of Financed Loans at the end of the prior month.

         Pursuant to the terms of the Loan Agreement, the assumptions in paragraphs (a) through (k) above may be amended from tine to time with the mutual consent of the Borrower, the Required Lenders and the Agent (with notice to the Valuation Agent stating the specific nature of such changes and that any and all consents and approvals necessary to effect such changes have been obtained). All other assumptions regarding Financed Loans shall be as set forth in the Portfolio Characteristics.

          "Advance Percentage Calculation Report" has the meaning set forth in the Loan Agreement, and is to be provided by the Valuation Agent to the Borrower, Concord, the Agent and the Trustee prior to each new financing of Student Loans, in the form attached hereto as Exhibit A.

          "Borrower Incentive Program" means any interest rate reduction program applicable to any Financed Loans or Student Loans to be financed.

         "Cash Flow Projections" mean the estimates prepared by the Valuation Agent for the period commencing on the most recent date for which the Valuation Agent has received the Portfolio Characteristics illustrating: (a) the income to be received from the Financed Loans (excluding borrower interest, federal interest subsidy and federal special allowance payments accrued thereon and unpaid as of the date of the Portfolio Characteristics) and Permitted Investments, including borrower principal and interest payments, federal interest subsidy payments, federal special allowance payments, guaranty payments, sale proceeds and investment earnings (collectively, the "Revenues"),
(b) the costs incurred in the financing of such Financed Loans, including acquisition fees, debt service, servicing fees, valuation fees, trustee fees, administrative fees, consolidation loan rebate and any other charges relating to the financing, servicing and administration of such loans (collectively, the "Expenses"), and (c) the periodic and cumulative Revenues less the periodic and cumulative Expenses (the "Net Revenues").

         "Cost of Funds" means the interest rate per annum used by the Valuation Agent in the Cash Flow Projections for computing debt interest expense.

         "Current LIBOR" means the most recent interest rate per annum available to the Valuation Agent for one-month eurodollar deposits, as published in The Wall Street Journal.

         "Current T-Bill" means the most recent bond equivalent yield per annum available to the Valuation Agent for the auction of 13-week U.S. Treasury Bills, as published in The Wall Street Journal.

         "Current TED Spread" means (a) Current LIBOR, less (b) Current T-Bill.

         "Discount Rate" means the rate of discount per annum stipulated in the Advance Percentage Calculation Assumptions and the Valuation Report Assumptions, as applicable, to be used by the Valuation Agent in connection with its determination of the present value of Net Revenues.

         "Loan Valuation Percentage" has the meaning set forth in the Loan Agreement, and is to be determined by the Valuation Agent by: (a) dividing (i) the present value of the Net Revenues (using the Portfolio Characteristics and the Valuation Report Assumptions) by (ii) the outstanding principal balance of Student Loans, and (b) adding 100% to the resulting percentage.

         "Net Revenues" means the projected net income to be received from the Student Loans after taking into account financing costs, loan defaults and delinquencies, fees and other charges, all as set forth in the Advance Percentage Calculation Assumptions and the Valuation Report Assumptions, as applicable.

         "Portfolio Characteristics" means the information contained in the reports provided to the Valuation Agent by or at the direction of the Borrower, in a form acceptable to the Valuation Agent (such form could also include a computer tape provided by any Servicer), prior to: (a) each proposed financing of new Student Loans, and (b) each Valuation Date. Such reports shall set forth all of the particular characteristics of Student Loans to be financed or Financed Loans, as the case may be, necessary in order that the Valuation Agent shall be able to perform the calculations required hereunder or under the Loan Agreement, including, but not limited to breakdowns by loan type, borrower interest rate, borrower status, special allowance margin, disbursement date, remaining term by status, applicable loan servicer, guarantee level and eligibility for, level of participation in and terms of any Borrower Incentive Program.

         "Valuation Agent Fees" means the fees payable to the Valuation Agent, pursuant to Section 3.01 hereof and Section 2.06(c)(ix) of the Loan Agreement, in such amounts and on such dates equal to 0.025% times the average outstanding principal balance of Advances during each Calculation Period.

         "Valuation Report" means a report furnished by the Valuation Agent to the Required Lenders, the Borrower and the Trustee pursuant to Section 5.09(a)(i) of the Loan Agreement, in the form attached hereto as Exhibit B.

         "Valuation Report Assumptions" means the following cash flow and related assumptions to be used by the Valuation Agent in connection with its preparation of each Valuation Report required under the Loan Agreement:

                  (a)      T-Bill shall equal Current T-Bill;

                  (b)      LIBOR shall be a rate per annum equal to the sum of:
         (i) Current T-Bill, and (ii) the Current TED Spread;

                  (c) the Cost of Funds shall be a rate per annum equal to the sum of (i) LIBOR, and (ii) 0.20%;

                  (d) the Discount Rate to be applied to the Net Revenues shall be a rate per annum equal to the sum of (i) the Cost of Funds, and (ii) 0.80%;

                  (e) interest earnings on short-term balances shall be a rate per annum equal to: (i) LIBOR, less (ii) 0.10%;

                  (f)      the cumulative default rate shall be 15%;

                  (g) default occurrences shall be spread out evenly over each year of repayment in accordance with the following schedule: 70% in the first year of repayment; 20% in the second year of repayment; 10% in the third year of repayment; and 0% thereafter;

                  (h) the principal balance of Student Loans that receive an interest rate reduction pursuant to any Borrower Incentive Program will equal the product of: (i) the aggregate principal balance of Student Loans receiving any such reduced interest rate as shown in the Portfolio Characteristics, and (ii) 105%;

                  (i) servicing fees for Student Loans will be based upon the fees stated in the applicable Servicing Agreements covering the Financed Loans that are then in effect. The presently effective servicing fees for UNIPAC Service Corporation ("UNIPAC") and Great Lakes Higher Education Servicing Corporation ("Great Lakes") are attached hereto as Exhibit D;

                  (j) fees payable to the U.S. Department of Education on Consolidation Loans made after October 1, 1993 will be charged at a rate of 1.05% per annum (or such other rate as may be provided for under applicable law) on the outstanding principal balance of such loans, payable monthly; and

                  (k) the Portfolio Administration fee shall be 0.45% per annum, payable monthly in arrears based upon the unpaid principal balance of loans at the end of the prior month.

                  (1) Pursuant to the terms of the Loan Agreement, the assumptions in paragraphs (a) through (k) above may be amended from time to time with the mutual consent of the Borrower, the Required Lenders and the Agent (with notice to the Valuation Agent stating the specific nature of such changes and that any and all consents and approvals necessary to effect such changes have been obtained). All other assumptions regarding Financed Loans shall be as set forth in the Portfolio Characteristics.

         SECTION 1.02. COMPUTATION OF TIME PERIODS. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

                                   ARTICLE II

                    VALUATION AGENT; FEES; TERM OF AGREEMENT

         SECTION 2.01. APPOINTMENT AND ACCEPTANCE. The Borrower and the Lender hereby appoint [VALUATION AGENT] as Valuation Agent under this Agreement in connection with the Loan Agreement and [VALUATION AGENT] hereby accepts such appointment. For purposes of this Valuation Agent Agreement the principal office of [VALUATION AGENT] shall be__________________________________________________, unless otherwise indicated to the other parties hereto and the Agent in writing by [VALUATION AGENT].

         SECTION 2.02. PERFORMANCE BY OTHER PARTIES. The Valuation Agent shall be obligated to perform hereunder only upon performance in all material respects by the Borrower (a) to provide statistical information to the Valuation Agent at the times and in the manner described in the Loan Agreement, and (b) of its duties and responsibilities hereunder.

         SECTION 2.03. RESIGNATION AND DISCHARGE.

                  (a) The Valuation Agent may at any time resign and be discharged of the duties and obligations created by this Agreement by giving at least sixty (60) days' written notice to the Borrower, Concord, the Trustee and the Agent.

                  (b) The Valuation Agent may be removed upon at least sixty (60) days' written notice to the Valuation Agent, at the direction of the Borrower with the consent of the Required Lenders, by an instrument signed by the Borrower and filed with the Valuation Agent, Concord, the Trustee and the Agent. Upon the occurrence of an Event of Default (as defined in the Loan Agreement), the Required Lenders may remove the Valuation Agent at any time.

         Notwithstanding the foregoing, no resignation or removal of the Valuation Agent shall be effective until a successor shall have been appointed by the Borrower with the consent of Concord and the Agent, which shall not be unreasonably withheld, or by the Required Lenders after an Event of Default (as defined in the Loan Agreement), provided that such resignation by the Valuation Agent shall be effective upon sixty days' written notice whether or not a successor has been appointed if and when the Valuation Agent reasonably determines that one of the following shall occur: (i) the Borrower is not diligently pursuing the appointment of a successor Valuation Agent at the level of compensation generally paid in the marketplace for the services to be performed by the Valuation Agent, (ii) the Loan Agreement or the Liquidity Agreement has been amended or modified in such a manner as would affect the Valuation Agent in general or its ability to properly perform its duties hereunder without the consent of the Valuation Agent, or (iii) any condition to performance by the Valuation Agent hereunder or under the Loan Agreement has not been satisfied.

         SECTION 2.04. VALUATION AGENT FEES. In accordance with the priorities set forth in Section 2.06 of the Loan Agreement, the Borrower agrees to cause the Trustee to pay to the Valuation Agent, on each Settlement Date, the Valuation Agent Fee. Such fees should be remitted to the Valuation Agent in immediately available funds using the following instructions:

                  __________________
                  __________________
                  __________________
                  __________________
                  __________________

         SECTION 2.05. TERM OF AGREEMENT. Unless otherwise terminated pursuant to the provisions of Section 2.03 hereof, this Agreement shall terminate on September 30, 2003, unless extended to such later date as mutually agreed to in writing by the Borrower and the Valuation Agent, with the consent of the Required Lenders and the Agent.

                                   ARTICLE III

                                  CALCULATIONS

          SECTION 3.01. MAXIMUM ADVANCE PERCENTAGE CALCULATIONS.

                  (a) Pursuant to the terms and at the times required in the Loan Agreement, the Valuation Agent shall compute the Maximum Advance Percentage by undertaking certain analytical procedures with respect to the Student Loans to be financed thereunder. The Maximum Advance Percentage shall be determined by: (i) dividing (A) the present value of the Net Revenues (using the Portfolio Characteristics and the Advance Percentage Calculation Assumptions) by (B) the outstanding principal balance of Student Loans, and (ii) adding 100% to the resulting percentage.

                  (b) Not later than four Business Days prior to each Advance that does not constitute a Rollover Advance, and in any case not later than the Business Day preceding each January 31, April 30, July 31 and October 31, the Valuation Agent shall:

                           (i) perform Cash Flow Projections based upon the Portfolio Characteristics and the Advance Percentage Calculation Assumptions (both as defined herein);

                           (ii) calculate the Maximum Advance Percentage (as defined herein and in the Loan Agreement) using the results of the Cash Flow Projections described in Section 3.01(b)(i) above; and

                           (iii) submit a report to the Lender, the Agent, the Borrower and the Trustee in the form of Exhibit A attached hereto.

         SECTION 3.02. LOAN VALUATION PERCENTAGE CALCULATIONS.

                  (a) Pursuant to the terms and at the times required in the Loan Agreement, the Valuation Agent shall compute the Loan Valuation Percentage by undertaking certain analytical procedures with respect to the Financed Loans.

                  (b) Within 30 days after the Valuation Agent's receipt of a written request for a Valuation Report from any of Concord, the Agent or the Borrower, in the form of Exhibit C attached hereto, and in any case not later than the fourth Business Day preceding each January 31, April 30, July 31 and October 31, (each a "Valuation Date") the Valuation Agent shall:

                           (i) perform Cash Flow Projections based upon the Portfolio Characteristics and the Valuation Report Assumptions (both as defined herein);

                           (ii) calculate the Loan Valuation Percentage using the results of the Cash Flow Projections described in
                  Section 3.02(b)(i) above; and

                           (iii) submit a report to Concord, the Agent, the Borrower and the Trustee in the form of Exhibit B attached hereto.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         The Valuation Agent represents and warrants as follows:

                  (a) The Valuation Agent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified.

                  (b) The execution, delivery and performance by the Valuation Agent of this Agreement is within the Valuation Agent's organizational powers, has been duly authorized by all necessary organizational action, does not contravene (i) the Valuation Agent's Articles of Incorporation or bylaws, (ii) any law, rule or regulation applicable to the Valuation Agent, (iii) any contractual restriction binding on or affecting the Valuation Agent or its property or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Valuation Agent or its property. This Agreement has been duly executed and delivered by the Valuation Agent.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Valuation Agent of this Agreement.

                  (d) This Agreement constitutes the legal, valid and binding obligations of the Valuation Agent enforceable against the Valuation Agent in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, moratorium, or other similar laws affecting the rights of creditors, and (ii) general principals of equity, whether such enforceability is considered in a proceeding in equity or at law.

                  (e) There is no pending or, to the knowledge of the Valuation Agent, threatened, action or proceeding affecting the Valuation Agent before any court, governmental agency or arbitrator that may materially adversely affect the financial condition of the Valuation Agent or the ability of the Valuation Agent to perform its obligations under this Agreement. The Valuation Agent is not in default with respect to any order of any court, arbitrator or any other Governmental Authority.

                  (f) Each document and report delivered by, or to be delivered by, the Valuation Agent pursuant to the terms of Articles II or III hereof shall be executed on behalf of the Valuation Agent by a duly authorized officer of the Valuation Agent.

                                    ARTICLE V

                                 INDEMNIFICATION

                  (a) Without limiting any other rights which the Lender, the Borrower or any of their respective Affiliates may have hereunder or under applicable law, and notwithstanding any limitation on recourse to the Valuation Agent set forth in this Agreement, the Valuation Agent hereby agrees to indemnify Concord, the Borrower and each of their respective officers, directors, employees, agents, attorneys-in-fact, Affiliates and assigns (including without limitation the Liquidity Providers) from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement, excluding, however, Indemnified Amounts to the extent resulting from the gross negligence or willful misconduct of the Person seeking indemnification. Without limiting the foregoing, the Valuation Agent shall indemnify the Lender, the Borrower and each of their respective officers, directors, employees, agents, attorneys-in-fact, Affiliates and assigns (including without limitation the Liquidity Providers) for Indemnified Amounts relating to or resulting from:

                           (i) any representation or warranty made or deemed made by the Valuation Agent, under or in connection with this Agreement, which shall have been false or incorrect when made or deemed made or delivered;

                           (ii) the failure by the Valuation Agent to comply with any term, provision or covenant contained in this Agreement; and

                           (iii) any failure of the Valuation Agent to perform its duties or obligations in accordance with the provisions of this Agreement.

                  (b) Without limiting any other rights which the Valuation Agent or any of its respective Affiliates may have hereunder or under applicable law, and notwithstanding any limitation on recourse to the Borrower set forth in this Agreement, the Borrower hereby agrees to indemnify the Valuation Agent and each of its officers, directors, employees, agents, attorneys-in-fact and Affiliates from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement, excluding, however, Indemnified Amounts to the extent resulting from the gross negligence or willful misconduct of the Valuation Agent or its Affiliates. Without limiting the foregoing, the Borrower shall indemnify the Valuation Agent and each of its respective officers, directors, employees, agents, attorneys-in-fact and Affiliates for Indemnified Amounts relating to or resulting from:

                           (i) any representation or warranty made or deemed made by the Borrower under or in connection with this Agreement, which shall have been false or incorrect when made or deemed made or delivered;

                           (ii) the failure by the Borrower to comply with any term, provision or covenant contained in this Agreement; and

                           (iii) any failure of the Borrower to perform its duties or obligations in accordance with the provisions of this Agreement.

Any amounts determined by a court of competent jurisdiction as a result of a proceeding brought which is subject to the indemnification provisions of this
Article V shall be paid by the Valuation Agent to Concord, the Borrower or their respective officers, directors, employees, agents, attorneys-in-fact, Affiliates or the Liquidity Providers, or by the Borrower to the Valuation Agent or its officers, directors, employees, agents, attorneys-in-fact or Affiliates, as the case may be, for the benefit of the applicable payee, within two Business Days following written demand therefor.

                                   ARTICLE VI

                                  MISCELLANEOUS

         SECTION 6.01. CONFIDENTIALITY. Except as permitted by the Loan Agreement, the Valuation Agent, Concord and the Borrower each agree to keep confidential and not to disclose any non-public information, calculations, exhibits or documents related to this Agreement or the Loan Agreement, without the express written consent of the other parties thereto.

         SECTION 6.02. AMENDMENT. This Valuation Agent Agreement may be amended only by a written agreement signed by those parties hereto and with the prior written consent of the Agent.

         SECTION 6.03. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

         SECTION 6.04. NOTICES.

                  (a) Concord agrees to provide written notice to the Valuation Agent within three Business Days of the following: (i) a new Agent, (ii) a new Liquidity Fee, and (iii) the assignment by the Secured Creditors of the Investment of Concord in the Advances to the Borrower, such notice to include the amount of such assignment and the Liquidity Interest Rate applicable to such assignment.

                  (b) All notices, requests or other communications to the Valuation Agent, Borrower, Trustee, Lender and Agent, including the notices required in paragraph (a) above, shall be in writing (unless otherwise specified herein) and shall be deemed to have been validly given or made when delivered (via telecopy or by hand) or mailed, registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

                  If to the Valuation Agent,
                   addressed to:        __________________________
                                        __________________________
                                        __________________________
                                        Attn.:____________________
                                        Telephone:________________
                                        Facsimile:________________

                  If to the Borrower,
                   addressed to it at:  NHELP-1,INC.
                                        c/o National Higher Education Loan
                                        Program
                                        121 South 13 Street
                                        Suite 301
                                        Lincoln, NE 68508
                                        Attn.: Terry J. Heimes
                                        Telephone: (402)458-2303
                                        Facsimile: (402) 458-2399

                  If to the Lender,
                   addressed to it at:  Concord Minutemen Capital Company, LLC
                                        227 West Monroe, Suite 4000
                                        Chicago, IL 60606
                                        Attn.: Lisa Gajewski
                                        Telephone: (312)977-4583
                                        Facsimile: (312)977-1699

                  If to the Agent,
                   addressed to it at:  Mellon Bank, N.A.
                                        One Mellon Bank Center, Room 410
                                        Pittsburgh, PA 15258
                                        Attn.: Robert F. Wagner
                                        Telephone: (412)234-0783
                                        Telecopy: (412)236-6592

                  If to the Trustee,
                   addressed to it at:  Norwest Bank Minnesota,
                                        National Association
                                        6th Street & Marquette Avenue
                                        Minneapolis, MN 55479
                                        Attn.: Alan J. Spadine, Corporate Trust
                                        Services
                                        Telephone: (612)667-5745
                                        Facsimile: (612) 667-9165

         Each entity listed above may change the address for service of notice upon it by a notice in writing to the other entities named above. Each such notice, request or communication shall be effective when delivered to the address specified herein.

         SECTION 6.05. THIRD PARTY BENEFICIARY. The Valuation Agent acknowledges that the Borrower has granted a security interest in favor of the Trustee for the benefit of the Secured Creditors (as defined in the Loan Agreement) all of the Borrower's right, title and interest in, to and under this Agreement. The Valuation Agent consents to the grant of such security interest and agrees (a) that the representations, warranties, covenants and other agreements of the Valuation Agent contained herein (including, but not limited to, the Valuation Agent's indemnity obligations hereunder) shall run directly to the Trustee and the Secured Creditors and (b) that the Trustee and the Secured Creditors shall be entitled to rely on and enforce such representations, warranties, covenants and other agreements (including, but not limited to, the Valuation Agent's indemnity obligations hereunder) to the same extent as if they were a party hereto. The foregoing creates a permissive right on behalf of the Trustee and the Secured Creditors, and the Trustee and the Secured Creditors shall be under no duties or obligations hereunder.

         SECTION 6.06. ASSIGNMENT BY THE LENDER. The Valuation Agent and the Borrower acknowledge and agree that to the extent of any assignment by Concord of its right, title and interest in and to the Investment of Concord in the Advances to the Borrower pursuant to the terms of the Liquidity Agreement, the Agent shall succeed to the rights and obligations of Concord hereunder and Concord shall be released from such obligations without any further act by the Borrower or the Valuation Agent.

         SECTION 6.07. SUBMISSION TO JURISDICTION; WAIVER OF JURY AND BOND. EACH OF THE BORROWER, CONCORD AND THE VALUATION AGENT HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS, AND

IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS, AND THE BORROWER, THE LENDER AND THE VALUATION AGENT EACH WAIVE ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO IT AT THE ADDRESS SET FORTH HEREIN THAT SERVICE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO SUCH ADDRESS.

         EACH OF THE BORROWER, CONCORD AND THE VALUATION AGENT ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY CLAIM OR CAUSE OF ACTION (INCLUDING ANY COUNTERCLAIM) ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT EXECUTED AND/OR DELIVERED IN CONNECTION HEREWITH OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE, AND WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE LENDER. NOTHING CONTAINED IN THIS SECTION 6.07 SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH OF THE VALUATION AGENT, CONCORD AND THE BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO ABOVE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

         SECTION 6.08. NO PETITION. Each of the Borrower and the Valuation Agent hereby covenants and agrees that prior to the date which is one year and one day after the payment in full of all outstanding commercial paper of Concord, it will not institute against or join any other person or entity in instituting against Concord, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

         SECTION 6.09. LIMITED RECOURSE NATURE OF TRANSACTIONS. Each of the Borrower and the Valuation Agent hereby acknowledges and agrees that all transactions with Concord hereunder shall be without recourse of any kind to Concord. Concord shall have no obligation to pay any amounts owing hereunder unless and until Concord has received such amounts pursuant to the Financed Loans. In addition, each of the Borrower and the Valuation Agent agrees that Concord shall have no obligation to pay any amounts constituting fees, a reimbursement for expenses or indemnities (collectively, "Expense Claims") and such Expense Claims shall not constitute a claim against Concord (as defined in Section 101 of Title

11 of the United States Bankruptcy Code), unless or until Concord has received amounts sufficient to pay such Expense Claims pursuant to the Financed Loans and such amounts are not required to pay the commercial paper of Concord.

         SECTION 6.10. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute but one and the same instrument.

         SECTION 6.11. SEVERABILITY. In the event any one or more of the provisions of this Agreement shall for any reason be held to be illegal or invalid, such illegality or invalidity shall not affect any other provisions of this Agreement, and this Agreement shall be construed and enforced as if such illegal or invalid provisions had not been contained herein.

         SECTION 6.12. SECTION TITLES. The section titles contained in this Agreement are for convenience of reference only and shall be without substantive meaning or content of any kind whatsoever and are not a part of the Agreement among the parties hereto.

         SECTION 6.13. ENTIRE AGREEMENT. This Agreement, including all Exhibits attached hereto or incorporated by reference therein constitutes the entire Agreement among the undersigned with respect to the subject matter hereof and supersedes all other negotiations, understandings and representations, both oral and written, with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                             THE VALUATION AGENT:

                                             [VALUATION AGENT]

                                             By ________________________________
                                              Name:
                                              Title:

                                             THE BORROWER:

                                             NHELP-1,INC.

                                             By ________________________________
                                                Terry J. Heimes
                                                Vice President

                                             CONCORD:

                                             CONCORD MINUTEMEN CAPITAL
                                             COMPANY, LLC

                                             By ________________________________
                                                Thomas J. Irvin
                                                Managing Director

                                    EXHIBIT A

                  FORM OF ADVANCE PERCENTAGE CALCULATION REPORT

         In accordance with the Valuation Agreement among [VALUATION AGENT], NHELP-1, INC. and Concord Minutemen Capital Company, LLC dated as of__________, ______, [VALUATION AGENT] has acted as Valuation Agent for purposes of preparing this Advance Percentage Calculation Report. Based upon the Portfolio Characteristics and the Advance Percentage Calculation Assumptions (both as defined therein), we hereby submit the following summary of our calculations:

Date of Report:
Date of Proposed Advance:
Cut-off Date for Portfolio Characteristics:

A.       Principal balance of loans                                     $

B.       Total Revenues                                                 $

C.       Total Expenses                                                 $

D.       Total Net Revenues (B - C)                                     $

E.       Present value of Net Revenues ("PV")                           $

F.       PV AS A % OF LOAN PRINCIPAL BALANCE (E / A), PLUS 100%
          ("MAXIMUM ADVANCE PERCENTAGE")                                       %

                                    EXHIBIT B

                            FORM OF VALUATION REPORT

         In accordance with the Valuation Agreement among [VALUATION AGENT], NHELP-1, INC. and Concord Minutemen Capital Company, LLC dated as of___________________________________________, ______, [VALUATION AGENT] acted as Valuation Agent for purposes of preparing this Valuation Report. Based upon the Portfolio Characteristics and the Valuation Report Assumptions (both as defined therein), we hereby submit the following summary of our calculations:

Valuation Date:
Date of Report:
Cut-off Date for Portfolio Characteristics:

A.       Principal balance of loans                                     $

B.       Total Revenues                                                 $

C.       Total Expenses                                                 $

D.       Total Net Revenues (B - C)                                     $

E.       Present value of Net Revenues ("PV")                           $

F.       PV AS A % OF LOAN PRINCIPLE BALANCE (E / A), PLUS 100%
          ("LOAN VALUATION PERCENTAGE")                                         %

                                    EXHIBIT C

                      FORM OF REQUEST FOR VALUATION REPORT

[VALUATION AGENT]

__________________
__________________
__________________
Attn.:____________

[and, if requested by the Lender or the Agent:

NHELP-1, INC.
121 South 13 Street
Suite 301
Lincoln, NE 68508
Attn.:           ]

Ladies and Gentlemen:

         Pursuant to the terms of the Valuation Agent Agreement among [VALUATION AGENT], NHELP Trust Inc. (the "Borrower") and Concord Minutemen Capital Company, LLC (the "Lender") dated as of_________________________,_______, and in particular Section 2.02(b) thereof, we hereby request that you provide us with a Valuation Report.

         [Such notice is also being provided at this time to the Borrower, in order that they can prepare the Portfolio Characteristics and other information required by you to compute the Aggregate Market Value and Liabilities.]

or, if requested by the Borrower:

         [The information required for you to prepare the Valuation Report, including the Portfolio Characteristics and other information required to compute the Aggregate Market Value and Liabilities is attached hereto.]

         In accordance with the terms of the Valuation Agent Agreement, please submit your report to us on or before [insert date], which is 30 days from the date this notice has been provided to you.

Sincerely,

[Concord Minutemen Capital Company, LLC], or

[Agent], or

[NHELP-1, INC.]

                                    EXHIBIT D

                          INITIAL LOAN SERVICING FEES

I.       STUDENT LOANS SERVICED BY UNIPAC SERVICE CORPORATION

                                             STAFFORD, SLS            CONSOLIDATION
    PER ACCOUNT SERVICING FEES               & PLUS LOANS                 LOANS
Enrolled                                   $1.50 per month          N/A
Grace                                      $3.20 per month          N/A
Deferment                                  $3.20 per month          $3.75
Forbearance                                $3.20 per month          $3.75
Repayment (Current)                        $3.20 per month          $3.75
Repayment (More than 30 days past due)     $5.45 per month          $6.00
Default claim filing                       $20 per claim filed      $20 per claim filed

II.      STUDENT LOANS SERVICED BY GREAT LAKES HIGHER EDUCATION SERVICING
         CORPORATION

          PER ACCOUNT SERVICING FEES                                STAFFORD, SLS & PLUS LOANS
Enrolled                                                                $ 1.45 per month
Grace                                                                   $ 3.05 per month
Deferment                                                               $ 3.05 per month
Forbearance                                                             $ 3.05 per month
Repayment (Current; months 1 through 12)                                $ 3.23 per month
Repayment (Current; months 13+)                                         $ 2.86 per month
Repayment (More than 30 days past due; months 1 through 12)             $ 3.55 per month
Repayment (More than 30 days past due; months 13+)                      $ 3.18 per month
Default claim filing                                                    $15.90 per claim filed